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                       DRESDNER RCM CAPITAL FUNDS, INC.
                      SUPPLEMENT DATED SEPTEMBER 1, 1999
                      TO THE PROSPECTUS DATED MAY 3, 1999


The following information replaces the information found under the subheading "Small Cap Fund" at page 10 of the Prospectus:

Matthew L. Blazei and Timothy M. Kelly are primary portfolio managers of the Small Cap Fund. Mr. Blazei has research and management responsibilities for small cap securities and is a Director of the Investment Manager, with which he has been associated since 1992. Mr. Kelly is a Director of the Investment Manager, with which he has been associated since 1995. Before joining Dresdner RCM, he received an MBA from The University of Chicago Graduate School of Business with concentrations in accounting and finance. He has participated in the management of portfolios on behalf of the Investment Manager since 1995.